UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 30, 2009

KOWABUNGA! INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive, Third Floor, Clearwater, FL	33760
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	727-324-0046

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a President’s letter which will be posted on the website at www.iproxydirect.com/KOW containing the proxy materials for Kowabunga! Inc.’s upcoming 2009 annual meeting of stockholders to be held on June 18, 2009.

The information provided in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.

Description

99.1

President’s letter dated April 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOWABUNGA! INC.

Date: May 5, 2009	By:	/s/ RICHARD K. HOWE
Richard K. Howe, Chief Executive Officer and President

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